EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 1 Corporate Way Lansing, MI 48951 on March 28, 2018

Please detach at perforation before mailing.

PROXY	JNL SERIES TRUST THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES SPECIAL MEETING OF SHAREHOLDERS – MARCH 28, 2018

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote the shares which the undersigned is entitled to vote at the Special Meeting of Shareholders of JNL Series Trust (the “Trust”, each separate series thereof, a “Fund”), to be held at 1 Corporate Way, Lansing, Michigan, 48951 on Wednesday, March 28, 2018 at 9:00 a.m. (Eastern time) (the “Meeting”) and at any and all adjournments or postponements thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 43130, Providence, RI 02940-9920, or by voting at the Meeting.

The shares represented by each properly executed proxy will be voted in the manner specified in such proxy. If this proxy card is submitted with no direction, but is signed, dated, and returned, this proxy will be voted FOR the proposal specified on the reverse side. This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-800-337-3503

PLEASE BE SURE TO SIGN, DATE AND MARK THIS PROXY ON THE REVERSE SIDE
JNL_29717_021418

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders of JNL Series Trust
To Be Held on March 28, 2018

The Proxy Statement for the Meeting and the accompanying Notice of Special Meeting of Shareholders and the form of proxy card are available at https://www.proxy-direct.com/jac-29717

FUNDS	FUNDS	FUNDS
JNL/Mellon Capital Consumer Staples Sector Fund	JNL/Mellon Capital Industrials Sector Fund	JNL/Mellon Capital Materials Sector Fund
JNL/Mellon Capital Real Estate Sector Fund

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL.

1.	To approve an amended fundamental policy regarding industry concentration.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 JNL/Mellon Capital Consumer Staples Sector Fund	☐	☐	☐	02 JNL/Mellon Capital Industrials Sector Fund	☐	☐	☐
03 JNL/Mellon Capital Materials Sector Fund	☐	☐	☐	04 JNL/Mellon Capital Real Estate Sector Fund	☐	☐	☐

2.	To transact such other business as may properly come before the Meeting or any adjourment thereof.

B	Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below

Note:   Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
/ /

608999900109999999999

xxxxxxxxxxxxxx	JNL1 29717	M	xxxxxxxx	+

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 1 Corporate Way Lansing, MI 48951 on March 28, 2018

Please detach at perforation before mailing.

JNL SERIES TRUST

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY

AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK

SPECIAL MEETING OF SHAREHOLDERS – MARCH 28, 2018

[INSURANCE COMPANY NAME DROP-IN]

The undersigned contract owner hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an “Insurance Company” and together the “Insurance Companies”) to vote all shares of a series of JNL Series Trust (the “Trust”, each separate series thereof, a “Fund”), attributable to his or her variable annuity contract or variable life insurance contract (“Variable Contract”) at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, 48951, on Wednesday, March 28, 2018 at 9:00 a.m. (Eastern time) (the “Meeting”) and at any and all adjournments or postponements thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 26, 2018, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 43130, Providence, RI 02940-9920, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Account I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. If you fail to return this Voting Instruction Card, depending on the separate account, the Company will either not vote all shares attributable to the account value, or will vote all shares attributable to the account value in proportion to all voting instructions for the Fund actually received from contract holders in the separate account. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

PLEASE BE SURE TO SIGN, DATE AND MARK THIS VOTING INSTRUCTION CARD ON THE REVERSE SIDE

JNL_29717_021418_VI

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders of JNL Series Trust

To Be Held on March 28, 2018

The Proxy Statement for the Meeting and the accompanying Notice of Special Meeting of Shareholders and the voting instruction card are available at https://www.proxy-direct.com/jac-29717

FUNDS	FUNDS	FUNDS
JNL/Mellon Capital Consumer Staples Sector Fund	JNL/Mellon Capital Industrials Sector Fund	JNL/Mellon Capital Materials Sector Fund
JNL/Mellon Capital Real Estate Sector Fund

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE
ENCLOSED ENVELOPE. THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL.

1.	To approve an amended fundamental policy regarding industry concentration.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 JNL/Mellon Capital Consumer Staples Sector Fund	☐	☐	☐	02 JNL/Mellon Capital Industrials Sector Fund	☐	☐	☐
03 JNL/Mellon Capital Materials Sector Fund	☐	☐	☐	04 JNL/Mellon Capital Real Estate Sector Fund	☐	☐	☐

2.	To transact such other business as may properly come before the Meeting or any adjourment thereof.

B	Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below

Note:   Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it.  When shares are held jointly, each holder should sign.  When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
/ /

608999900109999999999

xxxxxxxxxxxxxx	JNL2 29717	M	xxxxxxxx	+